UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: July 14, 2014
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 15, 2014, Sun Communities, Inc. (the “Company”), Sun Communities Operating Limited Partnership (the “Partnership”) and each of Gary A. Shiffman (the Company’s Chairman and Chief Executive Officer), John B. McLaren (the Company’s President and Chief Operating Officer) and Karen J. Dearing, (the Company’s Executive Vice President, Chief Financial Officer, Treasurer and Secretary) (collectively, the “Executives”) entered into a First Amendment to Employment Agreement (each, an “Employment Agreement Amendment”), which amended each Executive’s existing employment agreement with the Company and the Partnership.

Also on July 15, 2014, the Company and Mr. Shiffman entered into an Amended and Restated Restricted Stock Award Agreement (the “Restated Stock Award Agreement”), which amended and restated in its entirety the Restricted Stock Award Agreement dated June 20, 2013 (the “Original Stock Award Agreement”) between the Company and Mr. Shiffman.

Please see the disclosure under Item 5.02 below regarding the Employment Agreement Amendments and the Restated Stock Award Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Employment Agreement Amendments

On July 15, 2014, the Company and the Partnership entered into an Employment Agreement Amendment with each Executive, which materially amended his or her existing employment agreement as follows:

(1)
Each Executive is no longer entitled under his or her employment agreement to receive change of control payments and benefits following a change of control transaction solely because the remaining term of his or her employment agreement may be less than two years (in the case of Mr. Shiffman) or 18 months (in the case of Mr. McLaren or Ms. Dearing).

(2)
Each Executive may terminate his or her employment agreement for “good reason.” Good reason is defined to include (i) a material breach of the employment agreement by the Company and the Partnership;  (ii) the diminution, reduction or material expansion of the Executive’s duties or responsibilities or the assignment to the Executive of duties, responsibilities or reporting requirements that are materially inconsistent with his or her position; or (iii) any requirement by the Company and the Partnership that the Executive relocate to a principal place of business outside of the Detroit, Michigan metropolitan area.  The occurrence of any of the foregoing events will not constitute good reason unless the Company and the Partnership fail to cure such occurrence within a prescribed cure period.

(3)
If an Executive terminates his or her employment agreement for good reason, he or she is entitled to receive the same severance payments that he or she would be entitled to receive if the Company terminated his or her employment agreement without cause.

(4)
If an Executive terminates his or her employment agreement for good reason within 24 months following a change of control transaction (as defined in his or her employment agreement), he or she is entitled to receive the same change of control payments and benefits that he or she would be entitled to receive if the Company terminated his or her employment agreement without cause within 24 months following a change of control transaction or following a change of control transaction structured as a sale of all or substantially all of the Company’s assets, the Company or its successor does not expressly assume the employment agreement. Each Executive’s Employment Agreement Amendment does not change the amount of the change of control payments and benefits he or she is entitled to receive.

(5)
As is the case if the Company terminates an Executive’s employment agreement without cause within 60 days before a change of control transaction, if an Executive terminates his or her employment agreement for good reason within 60 days before a change of control transaction, that termination will be deemed to have been made in connection with the change of control transaction, and the Executive will be entitled to receive the change of control payments and benefits provided for under his or her employment agreement.

(6)
As is the case if the Company terminates an Executive’s employment agreement without cause, if an Executive terminates his or her employment agreement for good reason, all of his or her stock options and other stock based compensation will become fully vested and immediately exercisable, and if such termination is in connection with a change of control transaction, all options may be exercised at any time within one year after the change of control transaction.

(7)
In addition to being subject to clawback under applicable law and New York Stock Exchange Rules, each Executive’s performance-based compensation is now subject to clawback under the Company’s new clawback policy described under Item 8.01 below.

The Employment Agreement Amendments also amend certain other provisions of the Executives’ employment agreements, including the definition of permanent disability, the date that any severance payments will begin to be paid and elimination of the Company’s option to make severance or disability payments in a lump sum.

The preceding description of the Employment Agreement Amendments is qualified in its entirety by reference to the full text of the Employment Agreement Amendments, copies of which are attached to this Report as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3.

Restated Stock Award Agreement

The Original Stock Award Agreement was entered into contemporaneously with the execution of Mr. Shiffman’s five-year employment agreement in 2013. Under the Original Stock Award Agreement, the Company granted Mr. Shiffman 250,000 restricted shares of the Company’s common stock. Before approving the grant, the Company’s Compensation Committee reviewed and considered various factors, including the Company’s total shareholder return, average same-site net operating income (NOI) growth, reduction in debt to EBITDA and debt to enterprise value ratios, successful acquisitions and capital raises in the prior three years, execution of the Company’s plan to diversify its portfolio and the fact that Mr. Shiffman’s average annual compensation in the prior three years was less than the average annual compensation of CEOs in the Company’s peer group and a larger group of established REITs reviewed by the Compensation Committee. The Compensation Committee also considered the Company’s retention and succession planning objectives. Based on these factors, the Compensation Committee approved the grant of 175,000 restricted shares in respect of the performance of Mr. Shiffman and the Company over the prior three years, and 75,000 restricted shares to induce Mr. Shiffman to execute a new five-year employment agreement, which was important for the Company’s succession planning and retention objectives, and to incentivize him to promote the Company’s future success.

All of the restricted shares were scheduled to vest over time as follows:

(1)	87,500 shares were schedule to vest on June 20, 2016;

(2)	87,500 shares were schedule to vest on June 20, 2017;

(3)	50,000 shares were schedule to vest on June 20, 2018;

(4)	12,500 shares were schedule to vest on June 20, 2019; and

(5)	12,500 shares were schedule to vest on June 20, 2020.

On July 15, 2014, the Company and Mr. Shiffman entered into the Restated Stock Award Agreement, which amended the vesting schedule for 100,000 of the restricted shares that were granted with respect to the prior performance of Mr. Shiffman and the Company, to tie them to the future performance of the Company, as described below. The other shares will continue to be subject to time vesting as follows:

(1)	52,500 of the restricted shares will vest on June 20, 2016;

(2)	52,500 of the restricted shares will vest on June 20, 2017;

(3)	30,000 of the restricted shares will vest on June 20, 2018;

(4)	7,500 shares were schedule to vest on June 20, 2019; and

(5)	7,500 shares were schedule to vest on June 20, 2020.

The 100,000 restricted shares that are now subject to performance vesting will vest based on the achievement of certain targets relative to the Company’s common stock and financial performance.

If certain market performance criteria relative to the Company’s common stock for the applicable three-year measurement period are satisfied, up to 50,000 of the shares subject to performance vesting will vest as follows, provided that Mr. Shiffman is employed by the Company or any of its affiliates on the applicable vesting dates:

Three-Year Measurement Period	Vesting Date	Shares Vested
January 1, 2013 through December 31, 2015	March 1, 2016	Up to 16,667
January 1, 2014 through December 31, 2016	March 1, 2017	Up to 16,667
January 1, 2015 through December 31, 2017	March 1, 2018	Up to 16,666

The market performance criteria will be established by the Compensation Committee. The market performance criteria will be based (i) 50% on the absolute total shareholder return on the Company’s common stock during the applicable three-year measurement period above, and (ii) 50% on the total shareholder return on the Company’s common stock during the applicable three-year measurement period relative to the total shareholder return during such period of an the MSCI US REIT Index.

If certain Company financial performance criteria for the applicable calendar year are satisfied, up to 50,000 of the shares subject to performance vesting will vest as follows, provided that Mr. Shiffman is employed by the Company or any of its affiliates on the applicable vesting dates:

Calendar Year	Vesting Date	Shares Vested
January 1, 2014 through December 31, 2014	March 1, 2015	Up to 12,500
January 1, 2015 through December 31, 2015	March 1, 2016	Up to 12,500
January 1, 2016 through December 31, 2016	March 1, 2017	Up to 12,500
January 1, 2016 through December 31, 2017	March 1, 2018	Up to 12,500

The financial performance criteria will be established by the Compensation Committee. The financial performance criteria will be based (i) 50% on certain Company funds from operations (FFO) growth targets for the applicable calendar year, and (ii) 50% on certain Company same-site net operating income (NOI) growth targets for the applicable calendar year.

The Restated Stock Award Agreement also expressly provides that all restricted shares granted under it are subject to the Company’s new clawback policy described under Item 8.01 below.

The preceding description of the Restated Stock Award Agreement is qualified in its entirety by reference to the full text of the Restated Stock Award Agreement, a copy of which is attached to this Report as Exhibit 10.4.

Item 8.01	Other Events.

On July 14, 2014, the Company’s Board of Directors adopted Stock Ownership Guidelines, a Policy Prohibiting Hedging, and an Executive Compensation “Clawback” Policy.

The Stock Ownership Guidelines apply to the Company’s executive officers and directors. Under the guidelines, subject to certain exceptions, the Company’s Chairman and Chief Executive Officer is required to own Company common stock with a market value not less than six times his or her annual base salary, each of the Company’s other executive officers is required to own Company common stock with a market value not less than three times his or her annual base salary, and each of the Company’s non-employee directors is required to own Company common stock with a market value not less than three times his or her annual cash retainer (exclusive of chairperson or committee fees). Individuals covered by the guidelines are required to achieve compliance with the guidelines by the later of (i) five years from the date of adoption of the guidelines, (ii) five years from the date of his or her promotion to the covered position, or (iii) five years from the start of employment (or directorship) with the Company. If an individual is not in compliance with the guidelines, he or she will be required to retain at least 50% of the net shares acquired as a result of the vesting of restricted stock until he or she is in compliance with the guidelines.

The Policy Prohibiting Hedging prohibits the Company’s executive officers and directors from trading in any interest or position relating to the future price of the Company’s securities, such as a put, call or short sale.

Under the Executive Compensation “Clawback” Policy, if an officer of the Company engages in fraud, willful misconduct or gross negligence that directly causes or otherwise directly contributes to the need for a material restatement of the Company's financial results in order to comply with federal securities laws, the Compensation Committee will review all performance-based compensation awarded to or earned by that officer that include any fiscal periods affected by the restatement. If the Compensation Committee determines that any such performance-based compensation would not have been paid or would have been at a lower amount had it been based on the restated financial results, the Compensation Committee or the Board of Directors may seek recoupment from the officer of the portion of his or her performance-based compensation that is greater than that which would have been awarded or earned had such compensation been calculated on the basis of the restated financial results.

The preceding description of the Stock Ownership Guidelines, the Policy Prohibiting Hedging, and the Executive Compensation “Clawback” Policy is qualified in its entirety by reference to the full text of those guidelines and policies, copies of which are attached to this Report as Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7.

Item 9.01	Exhibits

(d)	Exhibits.
10.1	First Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Gary A. Shiffman dated July 15, 2014#
10.2	First Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and John B. McLaren dated July 15, 2014#
10.3	First Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Karen J. Dearing dated July 15, 2014#
10.4	First Amendment to Restricted Stock Award Agreement between Sun Communities, Inc. and Gary A. Shiffman dated July 15, 2014#
10.5	Sun Communities, Inc. Stock Ownership Guidelines
10.6	Sun Communities, Inc. Policy Prohibiting Hedging
10.7	Sun Communities, Inc. Executive Compensation “Clawback” Policy

#    Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: July 15, 2014	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Gary A. Shiffman dated July 15, 2014#
10.2	First Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and John B. McLaren dated July 15, 2014#
10.3	First Amendment to Employment Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Karen J. Dearing dated July 15, 2014#
10.4	First Amendment to Restricted Stock Award Agreement between Sun Communities, Inc. and Gary A. Shiffman dated July 15, 2014#
10.5	Sun Communities, Inc. Stock Ownership Guidelines
10.6	Sun Communities, Inc. Policy Prohibiting Hedging
10.7	Sun Communities, Inc. Executive Compensation “Clawback” Policy

#    Management contract or compensatory plan or arrangement.